Trenwick Group Ltd.
                                                                    Exhibit 99.2

                         UNITED STATES BANKRUPTCY COURT
                    _______________DISTRICT OF_______________

In re: Trenwick America Corporation              Case No.          03-12635(MFW)
       ----------------------------                                -------------
                                                 Reporting Period: August 2004
                                                                   -------------

                            MONTHLY OPERATING REPORT
     File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

-------------------------------------------------------------------------------------------------------------------
                                                                                          Document      Explanation
Required Documents                                                         Form No.       Attached       Attached
-------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                MOR-1          Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)      MOR-1          Yes
     Copies of bank statements                                                            N/A
     Cash disbursements journals                                           MOR-1          Yes
Statement of Operations                                                    MOR-2          Yes
Balance Sheet                                                              MOR-3          Yes
Status of Postpetition Taxes                                               MOR-4          Yes
     Copies of IRS Form 6123 or payment receipt                                           N/A
     Copies of tax returns filed during reporting period                                  N/A
Summary of Unpaid Postpetition Debts                                       MOR-4          Yes
     Listing of aged accounts payable                                      MOR-4          Yes
Accounts Receivable Reconciliation and Aging                               MOR-5          Yes
Debtor Questionnaire                                                       MOR-5          Yes
-------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


/s/ Alan L. Hunte                                    September 20, 2004
--------------------------------------               -----------------------
Signature of Debtor                                  Date

/s/ Alan L. Hunte                                    September 20, 2004
--------------------------------------               -----------------------
Signature of Joint Debtor                            Date

/s/ Alan L. Hunte                                    September 20, 2004
--------------------------------------               -----------------------
Signature of Authorized Individual*                  Date

Alan L. Hunte
--------------------------------------               -----------------------
Printed Name of Authorized Individual*

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

In re: Trenwick America Corporation                  Case No.     03-12635 (MFW)
Schedule of Cash Receipts & Disbursements       Reporting Period: August 2004


                                                        Bank Accounts
                                       Operating           Payroll                Tax                Other
                                --------------------------------------------------------------------------
      Cash - Beg of Month            2,080,958.75         35,331.89                NA                  --
                                --------------------------------------------------------------------------

           Receipts:
          Cash Sales                           --                --                --                  --
         Accounts Rec.                         --                --                --                  --
       Loans & Advances                        --                --                --                  --
        Sale of Assets                         --                --                --                  --
         Deposit/WT IN                   9,351.89
             Other                       1,589.82                --                --                  --
 Fund Transfer(Vista MM Purch)                 --
      Transfers (Interco)            1,637,451.59        776,035.90                --                  --
                                --------------------------------------------------------------------------

        Total Receipts               1,648,393.30        776,035.90                --                  --
                                --------------------------------------------------------------------------

        Disbursements:
          Net Payroll                          --       (500,185.81)               --                  --
         Payroll Taxes                         --       (275,850.09)               --                  --
    Sales, Use, & Other Tax             (6,000.00)               --                --                  --
      Inventory Purchases                      --                --                --                  --
     Secured Rental/Leases            (150,924.15)               --                --                  --
           Insurance                           --                --                --                  --
        Administrative                (392,462.51)               --                --                  --
            Selling                            --                --                --                  --
             Other                             --                --                --                  --
        Transfers (PR)                (776,035.90)               --                --                  --
       Professional Fees              (230,284.38)               --                --                  --
          Court Costs                          --                --                --                  --
                                --------------------------------------------------------------------------

      Total Disbursements           (1,555,706.94)      (776,035.90)               --                  --
                                --------------------------------------------------------------------------

         Net Cash Flow                  92,686.36                --                --                  --
                                --------------------------------------------------------------------------

      Cash: End of Month             2,173,645.11         35,331.89                --                  --
                                ==========================================================================

                                                                      FORM MOR-1

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

Trenwick America Corporation
Bank Reconciliations
Reporting Period: August 2004

The following bank accounts have been reconciled

     Operating:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance       $ 2,173,645.11

      Payroll:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance       $    35,331.89

                                                                      FORM MOR-1

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

Trenwick America Corporation
Disbursements Log (Excludes Intercompany)
Month Ended August 31, 2004

      Wire Date             Amount                   Vendor Name
===================      ============  =========================================

2004-08-03                  86,186.90  New York Life Benefit Services Co.
2004-08-12                   3,370.61  Flexible Spending
-------------------      ------------
Wire transfer total         89,557.51
-------------------      ------------

    Check Number            Amount                   Vendor Name
===================      ============  =========================================
108819                         170.00  Aicpa
108820                         225.33  Bronx SCU
108821                       1,244.00  CT Corporation System
108822                     150,924.15  Equity Office Properties, L.L.C.
108823                         202.73  Federal Express Corporation
108824                         200.00  Federal Reserve Bank of Cleveland
108825                       3,000.00  Internal Revenue Service
108826                         691.20  Kelly Services, Inc.
108827                         400.00  Liz Sue Bagels
108828                          59.59  MCI
108829                       2,580.00  New York Life Benefit Services Co.
108830                         577.84  Petty Cash/Sam Mills
108831                       6,841.40  Propark, Inc.
108832                         176.00  Robert Noonan & Associates of New Englan
108833                          12.34  Royal Messenger Service
108834                       5,562.00  Sungard Availability Services Inc.
108835                       5,700.00  Trevaskis & Associates Inc.
108836                       1,159.40  Louis Direnzo
108837                       1,369.44  Marty Becker
108838                         193.95  1099 Pro, Inc.
108839                       1,287.85  A.M. Best Company
108840                       3,737.00  Aspetuck Systems Inc.
108841                         466.46  BMC Solutions, Inc.
108842                         649.50  COGENT COMMUNICATIONS, INC
108843                       3,288.56  CPT Group Inc
108844                         286.46  Ceridian Employer Services
108845                         900.00  Cogent Communications, Inc.
108846                       1,797.65  Crystal Rock Water Company
108847                     230,284.38  Dewey Ballantine
108848                         213.63  Federal Express Corporation
108849                      23,794.30  Iron Mountain
108850                       1,221.12  Kelly Services, Inc.
108851                       1,893.75  Lexis/Nexis
108852                       5,332.80  MBSII.net
108853                         299.25  MCI
108854                         732.29  Motient
108855                         676.28  Nextel
108856                         174.90  OFFICETEAM
108857                         206.70  ROCKHURST UNIVERSITY CONTINUING ED CTR
108858                         424.00  Ram
108859                       7,385.12  Re Systems Group

                                                                      FORM MOR-1

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

108860                            300.00  Secretary of State - Connecticut
108861                          2,550.00  Thomson Financial Corporate Group
108862                            225.33  Bronx SCU
108863                          4,628.89  Tyler Jr.,Stanlee C.
108864                            246.18  Hunte,Alan L.
108865                             25.00  Connecticut Association of Paralegals
108866                          6,000.00  Internal Revenue Service
108867                            711.59  AT&T
108868                            278.44  AT&T
108869                            985.00  Advanced Solutions, Inc.
108870                         13,911.60  Ashby & Geddes
108871                            530.87  Ceridian Employer Services
108872                          1,128.96  Crystal Rock Water Company
108873                          1,795.20  Dr. Ben S. Branch
108874                            285.00  Eastern Benefit Systems, Inc.
108875                            675.00  Esposito Design Association
108876                            509.92  Federal Express Corporation
108877                            708.10  Imagistics International Inc.
108878                            728.00  Joyce Van Lines, Inc.
108879                         10,600.00  Kelly Services, Inc.
108880                          4,444.00  MBSII.net
108881                            135.22  MCI
108882                          1,431.75  MCI
108883                            195.00  Mail Delivery Service of Stamford, LLC
108884                            174.90  OFFICETEAM
108885                          3,327.47  Pitney Bowes
108886                             54.80  Skytel
108887                            160.00  Society for Human Resource Management
108888                          1,157.62  Staples Business Advantage
108889                          2,390.00  Susan Zicarelli
108890                          2,644.52  Temco Service Industries, Inc.
108891                            362.79  John Margres
108892                            801.88  Louis Direnzo
108893                          1,024.24  Robert Crowther
108895                          1,953.87  Stephen Zielinski
108897                          1,675.00  Zicarelli,Sue
108898                          4,312.03  A.M. Best Company
108899                            318.13  Bull's Head Printers
108900                            123.69  Federal Express Corporation
108901                          2,488.04  Kelly Services, Inc.
108902                             59.49  MCI
108903                             27.26  SBC
108904                          5,671.46  Trevaskis & Associates Inc.
108905                          1,089.16  Andrea O'Hagan
108906                            239.91  Daniels,Gary
108907                            129.79  Hammond,Noreen A.
108908                            399.00  Kevin Dougan
108909                            103.00  Barker,Russell
108910                            210.00  Gale,Matthew B.
108911                            269.00  Hudson,Phyllis S.
108912                          1,032.47  Louis Direnzo
108913                          1,156.37  Lynn Deman
108914                            309.95  A.S. Pratt & Sons
108915                         76,373.97  Anthem BCBSCT
108916                         21,418.47  Ashby & Geddes

                                                                      FORM MOR-1

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

108917                            880.89  BMW Financial Services
108918                            948.70  Business Invirons
108919                            995.00  Cornell University-ILR-AR
108920                          7,904.40  Delta Dental
108921                          5,544.00  Dr. Ben S. Branch
108922                            163.22  Federal Express Corporation
108923                          8,378.24  Liebert Global Services
108924                             20.00  Naic
108925                          1,216.83  SBC
108926                            354.67  Staples Business Advantage
108927                         10,153.55  Unum Life Insurance Company of America
108928                          2,500.00  Watson Wyatt Data Services
108929                            225.33  Bronx SCU

                              ----------
Checks total                  690,113.53

                              ----------
Total August disbursements    779,671.04
==========================    ==========

                                                                      FORM MOR-1

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

   Trenwick America Corporation                          Case No. 03-12635 (MFW)
----------------------------------                                --------------
            Debtor                              Reporting Period: August 2004
                                                                  --------------

                             Statement of Operations
                               (Income Statement)

--------------------------------------------------------------------------------------------------------------------
                                                                            MTD                       Cumulative
REVENUES                                                                August 2004                 Filing to Date
--------------------------------------------------------------------------------------------------------------------
Gross Revenues                                                       $            165              $        241,647
--------------------------------------------------------------------------------------------------------------------
Less: Returns and Allowances                                                       --                            --
--------------------------------------------------------------------------------------------------------------------
Net Revenue                                                          $            165              $        241,647
--------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD                                                                 --
--------------------------------------------------------------------------------------------------------------------
Beginning Inventory                                                                --                            --
--------------------------------------------------------------------------------------------------------------------
Add: Purchases                                                                     --                            --
--------------------------------------------------------------------------------------------------------------------
Add:Cost of Labor                                                                  --                            --
--------------------------------------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                                               --                            --
--------------------------------------------------------------------------------------------------------------------
Less: Ending Inventory                                                             --                            --
--------------------------------------------------------------------------------------------------------------------
Cost of Goods Sold                                                                 --                            --
--------------------------------------------------------------------------------------------------------------------
Gross Profit                                                                      165                       241,647
--------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------------
Advertising                                                                        --                            --
--------------------------------------------------------------------------------------------------------------------
Auto and Truck Expense                                                             30                           348
--------------------------------------------------------------------------------------------------------------------
Bad Debts                                                                          --                            --
--------------------------------------------------------------------------------------------------------------------
Contributions                                                                      --                        (2,500)
--------------------------------------------------------------------------------------------------------------------
Employee Benefits Programs                                                      1,793                        40,174
--------------------------------------------------------------------------------------------------------------------
Insider compensation*                                                          33,850                       805,651
--------------------------------------------------------------------------------------------------------------------
Insurance                                                                       1,359                        18,828
--------------------------------------------------------------------------------------------------------------------
Management Fees/Bonuses **                                                   (160,021)                     (995,619)
--------------------------------------------------------------------------------------------------------------------
Office Expense                                                                  1,958                        47,408
--------------------------------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                                  3,953                        38,733
--------------------------------------------------------------------------------------------------------------------
Repairs and Maintenance                                                           148                         3,076
--------------------------------------------------------------------------------------------------------------------
Rent and Lease Expense                                                         70,097                       690,312
--------------------------------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                                      47,030                       417,173
--------------------------------------------------------------------------------------------------------------------
Supplies                                                                        7,473                        82,080
--------------------------------------------------------------------------------------------------------------------
Taxes-Payroll                                                                   1,198                        25,713
--------------------------------------------------------------------------------------------------------------------
Taxes-Real Estate                                                                 306                         2,518
--------------------------------------------------------------------------------------------------------------------
Taxes-Other                                                                        71                        10,745
--------------------------------------------------------------------------------------------------------------------
Travel and Entertainment                                                          135                         2,991
--------------------------------------------------------------------------------------------------------------------
Utilities                                                                         131                         1,953
--------------------------------------------------------------------------------------------------------------------
Other (attach schedule)                                                        16,574                     5,317,266
--------------------------------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                                   26,085                     6,506,850
--------------------------------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                                             5,378                       284,740
--------------------------------------------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses                               (31,298)                   (6,549,943)
--------------------------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
--------------------------------------------------------------------------------------------------------------------
Other Income (attach schedule)                                             (4,761,622)                  (52,786,684)
--------------------------------------------------------------------------------------------------------------------
Interest Expense                                                                   --                            --
--------------------------------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                                    --                            --
--------------------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items                              (4,792,920)                  (59,336,627)
--------------------------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
--------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                  --                            --
--------------------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                                        --                            --
--------------------------------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash
--------------------------------------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                                      5,043                        54,385
--------------------------------------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                                             (75,210)                      (75,210)
--------------------------------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)                               495,000                     6,940,962
--------------------------------------------------------------------------------------------------------------------
Total Reorganization Expenses                                                (565,167)                   (6,961,787)
--------------------------------------------------------------------------------------------------------------------
Income Taxes                                                                       --                      (170,205)
--------------------------------------------------------------------------------------------------------------------
Net Profit (Loss)                                                    $     (5,358,087)             $    (66,128,209)
--------------------------------------------------------------------------------------------------------------------

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 23 officers which were not considered insiders for purposes of this disclosure.

** Represents amounts charged to Trenwick America Corporation's affiliates under the Administrative Services Agreement

                                                                      FORM MOR-2

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

   Trenwick America Corporation                          Case No. 03-12635 (MFW)
----------------------------------------                          --------------
             Debtor                             Reporting Period: August 2004
                                                                  --------------

                  STATEMENT OF OPERATIONS - continuation sheet

-------------------------------------------------------------------------------------------------------
                                                                  MTD                    Cumulative
BREAKDOWN OF "OTHER" CATEGORY                                 August 2004              Filing to Date
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Other Costs
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Other Operational Expenses
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Recruiting & Relocation                                                    5                     2,951
-------------------------------------------------------------------------------------------------------
Legal Fees                                                            (3,334)                   11,228
-------------------------------------------------------------------------------------------------------
Audit Fees                                                            18,556                    66,248
-------------------------------------------------------------------------------------------------------
Accounting & Tax Fees                                                     --                    66,654
-------------------------------------------------------------------------------------------------------
Board Related                                                         (1,308)                       --
-------------------------------------------------------------------------------------------------------
Other Fees                                                                --                 5,119,513
-------------------------------------------------------------------------------------------------------
Data Processing                                                        1,407                    41,473
-------------------------------------------------------------------------------------------------------
Seminars & Continuing Education                                          854                     5,353
-------------------------------------------------------------------------------------------------------
Dues & Subscriptions                                                     395                     3,847
-------------------------------------------------------------------------------------------------------
TOTAL OTHER OPERATIONAL EXPENSES                            $         16,574          $      5,317,266
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Other Income
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Equity in Undistributed Loss of
  Unconsolidated Subsidiaries                                     (4,761,622)              (52,786,684)
-------------------------------------------------------------------------------------------------------
TOTAL OTHER INCOME                                          $     (4,761,622)         $    (52,786,684)
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Other Expenses
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Other Reorganization Expenses
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Bankruptcy Related Fees                                              495,000                 6,940,962
-------------------------------------------------------------------------------------------------------
TOTAL OTHER REORGANIZATION EXPENSES                         $        495,000          $      6,940,962
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-2

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

  Trenwick America Corporation                           Case No. 03-12635 (MFW)
--------------------------------                                 ---------------
             Debtor                             Reporting Period: August 2004
                                                                 ---------------

                                  BALANCE SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                              BOOK VALUE AT END OF                  BOOK VALUE ON
                            ASSETS                                          CURRENT REPORTING MONTH                 PETITION DATE
------------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                      5,660,028                          4,532,566
------------------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                                 --                                 --
------------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                             51,238,518                         48,745,299
------------------------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                              --                                 --
------------------------------------------------------------------------------------------------------------------------------------
Inventories                                                                                   --                                 --
------------------------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                         208,374                            503,054
------------------------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                     1,000                             10,000
------------------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                   340,703                            327,755
------------------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                            $     57,448,623                   $     54,118,674
------------------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                                --                                 --
------------------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                       --                                 --
------------------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                              17,641,546                         20,723,654
------------------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                 3,381,585                          3,485,693
------------------------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                      --                                 --
------------------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                        (17,069,025)                       (15,433,035)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                      $      3,954,106                   $      8,776,312
------------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                        49,545                            266,900
------------------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                       189,619,331                        249,660,381
------------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                              $    189,668,876                   $    249,927,281
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                    $    251,071,605                   $    312,822,267
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                               BOOK VALUE AT END OF                  BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                                 CURRENT REPORTING MONTH                 PETITION DATE
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
------------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                           2,240                                 --
------------------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                           --                                 --
------------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                             20,947                                 --
------------------------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                                 --                                 --
------------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                              --                                 --
------------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                     --                                 --
------------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                        612,278                                 --
------------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                      --                                 --
------------------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                       8,271,501                                 --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                  $      8,906,967                   $             --
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
------------------------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                                  --                                 --
------------------------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                                 --                                 --
------------------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                       288,386,641                        289,648,446
------------------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                  $    288,386,641                   $    289,648,446
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                    297,293,608                        289,648,446
------------------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
------------------------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                                100                                100
------------------------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                           266,985,085                        266,985,085
------------------------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                     --                                 --
------------------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                        --                                 --
------------------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                    (246,858,372)                      (246,858,372)
------------------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                    (66,128,209)                                --
------------------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                           (220,607)                         3,047,008
------------------------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                         --                                 --
------------------------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                                $    (46,222,003)                  $     23,173,821
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                            $    251,071,605                   $    312,822,267
====================================================================================================================================

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 23 officers which were not included in this amount.

                                                                      FORM MOR-3

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

   Trenwick America Corporation                          Case No. 03-12635 (MFW)
-------------------------------------                             --------------
             Debtor                             Reporting Period: August 2004
                                                                  --------------

                       BALANCE SHEET - continuation sheet

---------------------------------------------------------------------------------------------------
                                                      BOOK VALUE AT END OF          BOOK VALUE ON
                  ASSETS                            CURRENT REPORTING MONTH         PETITION DATE
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
OTHER CURRENT ASSETS
---------------------------------------------------------------------------------------------------
Accrued Investment Income                                        340,703                    327,755
---------------------------------------------------------------------------------------------------
TOTAL OTHER CURRENT ASSETS                              $        340,703           $        327,755
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
OTHER ASSETS
---------------------------------------------------------------------------------------------------
Deferred Taxes Receivable                                      1,308,827                  1,198,532
---------------------------------------------------------------------------------------------------
Investment in Subsidiaries                                   188,307,177                244,859,636
---------------------------------------------------------------------------------------------------
Miscellaneous Other Assets                                         3,328                  3,602,213
---------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                      $    189,619,331           $    249,660,381
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                      BOOK VALUE AT END OF          BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                        CURRENT REPORTING MONTH         PETITION DATE
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
---------------------------------------------------------------------------------------------------
Accounts Payable                                                  64,914                     42,517
---------------------------------------------------------------------------------------------------
Accrued Expenses                                                      --                  1,290,790
---------------------------------------------------------------------------------------------------
Interest Payable                                              12,728,025                 12,728,025
---------------------------------------------------------------------------------------------------
Taxes Payable                                                  2,602,010                  2,601,759
---------------------------------------------------------------------------------------------------
Due to Affiliates                                             82,787,757                 82,787,757
---------------------------------------------------------------------------------------------------
Indebtedness                                                 190,203,934                190,197,598
---------------------------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)                    $    288,386,641           $    289,648,446
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
---------------------------------------------------------------------------------------------------
Accrued Expenses                                               3,234,104                         --
---------------------------------------------------------------------------------------------------
Severance Payable                                                178,036                         --
---------------------------------------------------------------------------------------------------
Bonuses Payable                                                1,876,364                         --
---------------------------------------------------------------------------------------------------
Taxes Payable                                                  2,400,441                         --
---------------------------------------------------------------------------------------------------
Due to Affiliates                                                582,557                         --
---------------------------------------------------------------------------------------------------
TOTAL OTHER POSTPETITION LIABILITIES                    $      8,271,501           $             --
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
---------------------------------------------------------------------------------------------------
Equity in Subsidiary                                            (220,607)                 3,047,008
---------------------------------------------------------------------------------------------------
TOTAL ADJUSTMENT TO OWNER EQUITY                        $       (220,607)          $      3,047,008
---------------------------------------------------------------------------------------------------

                                                                      FORM MOR-3

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

In re Trenwick America Corporation                      Case No. 03-12635 (MFW)
      -----------------------------                              ---------------
               Debtor                          Reporting period: August 2004
                                                                 ---------------

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

----------------------------------------------------------------------------------------------------------------------------
                                                Beginning     Amount
                                                   Tax      Withheld or                              Check. No    Ending Tax
                                                Liability     Accrued    Amount Paid   Date Paid       or EFT     Liability
============================================================================================================================
Federal
----------------------------------------------------------------------------------------------------------------------------
Withholding                                          --       150,971       150,971    8/12, 8/30         EFT           --
----------------------------------------------------------------------------------------------------------------------------
FICA-Employee                                        --        39,784        39,784    8/12, 8/30         EFT           --
----------------------------------------------------------------------------------------------------------------------------
FICA-Employer                                        --        39,784        39,784    8/12, 8/30         EFT           --
----------------------------------------------------------------------------------------------------------------------------
Unemployment                                         --           112           112    8/12, 8/30         EFT           --
----------------------------------------------------------------------------------------------------------------------------
Income                                               --            --            --                                     --
----------------------------------------------------------------------------------------------------------------------------
Other:                                               --            --            --                                     --
----------------------------------------------------------------------------------------------------------------------------
  Total Federal Taxes                                --       230,651       230,651                                     --
----------------------------------------------------------------------------------------------------------------------------
State and Local
----------------------------------------------------------------------------------------------------------------------------
Withholding                                          --        44,513        44,513    8/12, 8/30         EFT           --
----------------------------------------------------------------------------------------------------------------------------
Sales                                                --            --            --                                     --
----------------------------------------------------------------------------------------------------------------------------
Excise                                               --            --            --                                     --
----------------------------------------------------------------------------------------------------------------------------
Unemployment                                         --           686           686    8/12, 8/30         EFT           --
----------------------------------------------------------------------------------------------------------------------------
Real Property                                        --            --            --                                     --
----------------------------------------------------------------------------------------------------------------------------
Personal Property                                    --            --            --                                     --
----------------------------------------------------------------------------------------------------------------------------
Other:                                               --            --            --                                     --
----------------------------------------------------------------------------------------------------------------------------
  Total State and Local                              --        45,199        45,199                                     --
----------------------------------------------------------------------------------------------------------------------------
Total Taxes                                          --       275,850       275,850                        --           --
----------------------------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

----------------------------------------------------------------------------------------------------------------------------
                                                                        Number of Days Past Due
                                                 ===========================================================================
                                                 Current         0-30          31-60         61-90   Over 90        Total
----------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                     --            --         2,240           --           --         2,240
----------------------------------------------------------------------------------------------------------------------------
Wages Payable                                    20,947            --            --           --           --        20,947
----------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                        --                                                                  --
----------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                                                                                                   --
----------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                                                                                  --
----------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                                --
----------------------------------------------------------------------------------------------------------------------------
Professional Fees                                    --            --           664      103,137      508,477       612,278
----------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                              --            --            --           --           --            --
----------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                   --
----------------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                         20,947             -         2,904      103,137      508,477       635,465
----------------------------------------------------------------------------------------------------------------------------

                                                                     FORM  MOR-4
                                                                          (9/99)

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

Listing of aged accounts payable
Trenwick America Corporation
As of August 31, 2004

                Vendor                  Invoice Date          Services             Invoice Number             Amount
                ------                  ------------          --------             --------------             ------
            Ernst & Young                 5/17/2004        March expenses           ERN231-02000            23,139.20
            Ernst & Young                 5/17/2004        March expenses           ERN578-02000             5,784.80
            Ernst & Young                 8/18/2004        April Expenses           ERN184-02000            18,420.00
            Ernst & Young                 8/18/2004        April Expenses           ERN460-02000             4,605.00
            Ashby & Geddes                5/17/2004        March expenses           ASH647-02000             6,474.20
            Ashby & Geddes                6/29/2004        April Expenses           ASH472-02000             4,727.50
           Dewey Ballantine               6/11/2004        March expenses           DEW832-02000            83,220.50
              Ben Branch                  6/30/2004        March expenses           BEN172-02000             1,729.20
              Ben Branch                  6/30/2004        April Expenses           BEN250-02000             2,508.00
   Hennigan, Bennett & Dorman, LLP        7/7/2004         March expenses           HEN236-02000           236,068.79
   Hennigan, Bennett & Dorman, LLP        7/7/2004         March expenses           HEN534-02000            53,464.90
   Young Conaway Stargatt & Taylor        7/7/2004         March expenses           YOU123-02000            12,316.50
   Young Conaway Stargatt & Taylor        8/18/2004        April Expenses           YOU457-02000            45,793.53
   Young Conaway Stargatt & Taylor        8/18/2004        April Expenses           YOU102-02000            10,224.50
                                                                                                         ------------
                                                                                     91 + days             508,476.62
                                                                                                         ------------

           Dewey Ballantine               7/27/2004     April - May Expenses        DEW437-02000            43,777.95
            Ashby & Geddes                7/7/2004          May Expenses            ASH308-02000             3,082.40
            Ashby & Geddes                8/18/2004        June Expenses            ASH486-02000             4,869.20
   Young Conaway Stargatt & Taylor        8/18/2004         May Expenses            YOU240-02000            24,039.30
   Young Conaway Stargatt & Taylor        8/18/2004         May Expenses            YOU480-02000             4,807.10
   Young Conaway Stargatt & Taylor        8/18/2004        June Expenses            YOU180-02000            18,094.49
   Young Conaway Stargatt & Taylor        8/18/2004        June Expenses            YOU401-02000             4,017.90
              Ben Branch                  7/6/2004          May Expenses            BEN448-02000               448.80
                                                                                                         ------------
                                                                                     61-90 days            103,137.14
                                                                                                         ------------

             Joann McNiff                                    July 2004                                         664.00
                                                                                                         ------------
                                                                                     31-60 Days                664.00
                                                                                                         ------------

                                                                                                         ------------
                                                                               Total Professional Fees   $ 612,277.76
                                                                                                         ------------

              Stan Tyler                  8/17/2004       August Expenses            10/17/2004              2,240.46
                                                                                                         ------------
                                                                                     31-60 days              2,240.46
                                                                                                         ------------

                                                                                                         ------------
                                                                                Total Accounts Payable   $   2,240.46
                                                                                                         ------------

                                                                                                         ------------
                                                                                    Grand Total          $ 614,518.22
                                                                                                         ============

                                                                    MOR-4  AGING

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

 Trenwick America Corporation                            Case No. 03-12635 (MFW)
------------------------------                                    --------------
          Debtor                                Reporting Period: August 2004
                                                                  --------------

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

=================================================================================       =============
Accounts Receivable Reconciliation                                                         Amount
=================================================================================       =============
Total Accounts Receivable at the beginning of the reporting period                        51,017,435
---------------------------------------------------------------------------------       -------------
+ Amounts billed during the peiod                                                          1,907,211
---------------------------------------------------------------------------------       -------------
- Amounts collected during the peiod                                                      (1,686,128)
---------------------------------------------------------------------------------       -------------
Total Accounts Receivable at the end of the reporting period                              51,238,518
---------------------------------------------------------------------------------       -------------

=================================================================================       =============
Accounts Receivable Aging                                                                  Amount
=================================================================================       =============
0 - 30 days old                                                                            1,909,082
---------------------------------------------------------------------------------       -------------
31 - 60 days old                                                                                  --
---------------------------------------------------------------------------------       -------------
61 - 90 days old                                                                                  --
---------------------------------------------------------------------------------       -------------
91 + days old                                                                             60,982,765
---------------------------------------------------------------------------------       -------------
Total Accounts Receivable                                                                 62,891,847
---------------------------------------------------------------------------------       -------------
Amount considered uncollectible (Bad Debt)                                               (11,653,329)
---------------------------------------------------------------------------------       -------------
Accounts Receivable (Net)                                                                 51,238,518
---------------------------------------------------------------------------------       -------------

                              DEBTOR QUESTIONNAIRE

=================================================================================       =============
Must be completed each month                                                            Yes      No
=================================================================================       =============
1. Have any assets been sold or transferred outside the normal course of business
this reporting period? If yes, provide an explanation below.                                     X
---------------------------------------------------------------------------------       -------------
2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide and explanation below.                 X
---------------------------------------------------------------------------------       -------------
3. Have all postpetition tax returns been timely filed? If no, provide an
explanation below.                                                                       X
---------------------------------------------------------------------------------       -------------
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                                X
---------------------------------------------------------------------------------       -------------

                                                                      FORM MOR-5
                                                                          (9/99)